Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                               Semi-Annual Report
                               September 30, 2006
                                   (Unaudited)

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                       Statement of Assets and Liabilities
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


Assets

Investments in investment funds, at fair value
(Cost: $187,147,188)                                          219,979,853
Prepaid subscriptions to investment funds                      12,000,000
Receivable from investment funds                                7,554,071
Other assets                                                       19,428
                                                            --------------
Total assets                                                  239,553,352
                                                            --------------

Liabilities

Due to Broker                                               $   7,186,126
Redemptions payable                                             4,397,970
Contributions received in advance                                 809,250
Management fee payable                                            322,902
Accounts payable and accrued expenses                             428,654
                                                            --------------

  Total liabilities                                            13,144,902
                                                            --------------

     Members' Capital (183,869.366 units outstanding)       $ 226,408,450
                                                            ==============

  Net Asset Value per unit                                  $    1,231.35
                                                            ==============





The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                             Schedule of Investments
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


                                                               Cost               Fair Value     % of Members'
                                                                                                    Capital
  Directional Equity
     Artha Emerging Markets Fund LTD - b                    $   8,000,000       $   8,138,466       3.59%
     Chilton Small Cap Partners, L.P. Class A - c               8,720,000          12,243,347       5.41%
     Delta Fund Europe L.P. - b                                 8,500,000          12,375,347       5.47%
     Delta Institutional, L.P. - b                              2,100,000          11,592,764       5.12%
     North Sound Legacy Institutional, LLC. - b                 7,500,000           9,441,172       4.17%
     Renaissance Institutional Equities Fund L.P.  - a         10,800,000          12,476,227       5.51%
     Torrey Pines Fund LLC - b                                  6,000,000           6,847,045       3.02%
     Trellus Partners L.P.- b                                   9,000,000          10,533,241       4.65%

  Directional Macro
     Telluride Capital Fund LLC - a                         $  18,000,000       $  20,042,108       8.85%

  Relative Value
     Bennelong Asia Pacific Multi Strategies EQ fund - a    $   5,000,000       $   4,904,439       2.17%
     CFM Ventus Fund L.P. - a                                   7,600,000           9,372,426       4.14%
     Frontpoint Offshore Utility & Energy Fund LP - b           9,808,522          10,763,284       4.75%
     Stratus Fund Ltd - Class C - a                            12,000,000          13,458,184       5.94%
     Structured Service Holdings LP - a                         7,000,000           7,152,927       3.16%
     Sunbeam Opportunities Fund LLC - b                         6,800,000           7,018,795       3.10%

  Event Driven
     Canyon Value Realization Fund, L.P. - b                $   7,550,000       $   9,559,531       4.23%
     Carrington Investment Partners ( US ) LP - b               7,700,000           8,209,777       3.63%
     CPIM Structured Credit fund 1000 INC - b                   8,000,000           8,191,509       3.62%
     GoldenTree High Yield Partners, Ltd. - b                   8,768,666           9,448,091       4.17%
     New Amsterdam European Credit Fund - a                     7,900,000           8,077,444       3.57%
     Stark Investments Structured Finance Onshore Fund -        9,600,000           9,801,577       4.33%
     Third Point Partners Qualified, LP - b                    10,800,000          10,332,152       4.56%

                                                           -------------------------------------------------
Total Investments In Investment Funds                       $ 187,147,188       $ 219,979,853      97.16%

Other Assets, less Liabilities                                                  $   6,428,597       2.84%
                                                                               --------------- -------------

Members' Capital                                                                $ 226,408,450     100.00%
                                                                               =============== =============


Note: Investments in underlying Investment Funds are categorized by investment strategy.

a - Redemptions permitted monthly
b - Redemptions permitted quarterly
c - Redemptions permitted annually
d - Redemptions permitted anytime



The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                             Statement of Operations
             For the period April 1, 2006 through September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


Investment Income
   Interest                                                      $      193,455
                                                                ----------------
        Total investment income                                         193,455
                                                                ----------------

Expenses
   Operating expenses:
     Management fees                                                  1,574,704
     Professional fees                                                  402,407
     Administration fees                                                266,165
     Marketing fees                                                      15,311
     Custodian fees                                                       6,301
     Directors' fees and expenses                                        13,623
     Miscellaneous expenses                                             158,019
                                                                ----------------

        Total expenses                                                2,436,530
                                                                ----------------

        Net investment loss                                          (2,243,075)
                                                                ----------------

Realized and unrealized gain on investments:

Net realized gain on investments                                        136,479
Net change in unrealized appreciation on investments                    479,727
                                                                ----------------


Net realized and unrealized gain on investments                         616,207
                                                                ----------------

Decrease in members' capital derived from investment activities  $   (1,626,868)
                                                                ================




The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                    Statements of Changes in Members' Capital

         For the period April 1, 2006 through September 30, 2006 and the year ended March 31, 2006

                                   (Unaudited)
--------------------------------------------------------------------------------




                                             Six Months Ended       Year Ended
                                            September 30, 2006    March 31, 2006
                                               (Unaudited)


From investment activities
 Net investment loss                        $    (2,243,075)     $   (4,528,081)
 Net realized gain on investments                   136,479          10,114,280
 Net change in unrealized appreciation
 on investments                                     479,727          15,083,234
                                           -----------------    ----------------

   Decrease in members' capital
   derived from investment activities            (1,626,868)         20,669,433


Members' capital transactions


 Capital contributions                           49,116,800          22,456,925
 Capital withdrawals                             (9,197,842)        (60,092,662)
                                           -----------------    ----------------

   Increase (Decrease) in members' capital
   derived from capital transactions             39,918,958         (37,635,737)




   Members' capital at beginning of period      188,116,360         205,082,664
                                           -----------------    ----------------



   Members' capital at end of period
   (183,869.366 and 151,511.015 units
   outstanding at September 30, 2006
   and March 31, 2006, respectively)        $   226,408,450      $  188,116,360
                                           =================    ================





The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                             Statement of Cash Flows
                       Six Months Ended September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------

Cash flows from operating activities
Decrease in members' capital derived from investment activities               $    (1,626,868)
Adjustments to reconcile net increase in members' capital
derived from investment activities to net cash used in operating activities:

    Increase in investment funds, at fair value - net                             (48,401,259)
    Decrease in receivable from investment funds                                    3,226,131
    Decrease in prepaid subscriptions to investment funds                           7,200,000
    Decrease in other assets                                                          172,249
    Increase in management fee payable                                                 55,088
    Decrease in accounts payable and accrued expenses                                 (11,972)
                                                                             -----------------
      Net cash provided by operating activities                                   (39,386,631)

Cash flows from financing activities
    Capital contributions                                                          43,940,025
    Capital withdrawals                                                           (12,450,669)
                                                                             -----------------
      Net cash used in financing activities                                        31,489,356

                                                                             -----------------
      Net increase in cash and cash equivalents                                    (7,897,275)

      Cash and cash equivalents at beginning of period                                711,149
                                                                             -----------------
      Cash and cash equivalents at end of period                             $     (7,186,126)
                                                                             =================





Supplmental non-cash information:

Included in capital contributions and withdrawals on the accompanying Statement of Changes in Members' Capital for the six months ended September 30, 2006, are changes in contributions received in advance of $5,176,775 and redemptions payable of $3,252,827.




The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
            Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G
                              Financial Highlights
                                   (Unaudited)

--------------------------------------------------------------------------------
For a unit outstanding throughout the period


                                                    Six Months Ended         Year Ended
                                                   September 30, 2006      March 31, 2006
                                                      (Unaudited)


Net Asset Value, beginning of period:              $        1,241.60       $       1,115.09
                                                   ==================      =================
  Income from investment operations***:
  Net investment loss                                         (13.19)                (26.88)
  Net realized and unrealized gain on investments               2.95                 153.39
                                                   ==================      =================
Total from investment operations                              (10.25)                126.51
                                                   ------------------      -----------------

Net Asset Value, end of period:                    $        1,231.35       $       1,241.60
                                                   ==================      =================

Total Return                                                   (0.83%) **             11.35% **

Ratios/Supplemental Data:
Net assets, end of period                          $     226,408,450       $    188,116,360
                                                   ==================      =================
Portfolio turnover                                             45.08% *               57.90%
*  Ratio of expenses to average net assets                      2.31% *                2.60%
   Ratio of net investment loss to average
     net assets                                                (2.13%) *              (2.35%)


*   Annualized.
**  Total return for a period of less than a full year is not annualized.
*** Per unit data for income from investment operations is computed using the total of monthly income and expense divided by beginning of month units.


The above ratios may vary for individual investors based on the timing of capital transactions during the period.
















The accompanying notes are an integral part of these financial statements.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006
--------------------------------------------------------------------------------
     1.  Organization

         Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company" or "Fund") was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 ("1933 Act"). The Company consists of two separate series, Multi-Strategy Series M and Multi-Strategy Series G (each a "Series"). The financial statements included herein are for Multi-Strategy Series G. The investment objective of Multi-Strategy Series G is to achieve capital appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of Multi-Strategy Series G can be described as a fund of hedge funds.

         Shares of Multi-Strategy Series G are sold to eligible investors (referred to as "Members"). The minimum initial investment in Multi-Strategy Series G from each Member is $25,000 (and was $50,000 from January 1, 2003 to November 1, 2003); the minimum additional investment is $10,000.

         Citigroup Alternative Investments LLC ("CAI" or "the "Adviser"), a Delaware limited liability company and indirect, wholly owned subsidiary of Citigroup Inc., serves as Multi-Strategy Series G's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of Multi-Strategy Series G's assets to various Investment Funds. Under Multi-Strategy Series G's governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of Multi-Strategy Series G to the Board of Directors.

     2.  Significant Accounting Policies

         Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Multi-Strategy Series G values these investments at fair value based on financial data supplied by the Investment Funds.

         a. Portfolio Valuation

         The net asset value of Multi-Strategy Series G is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

         Multi-Strategy Series G's investments in Investment Funds are carried at fair value as determined by Multi-Strategy Series G's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets will charge Multi-Strategy Series G, as investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually.

         As a general matter, the fair value of Multi-Strategy Series G's investment in an Investment Fund represents the amount that Multi-Strategy Series G can reasonably expect to receive from an Investment Fund if Multi-Strategy Series G's investment were redeemed at the time of valuation, based on information available at the time. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Member's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. Multi-Strategy Series G does not factor into its valuation a liquidity discount on any Investment Funds held. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

         b. Fund Expenses

         Multi-Strategy Series G bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for Multi-Strategy Series G's account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors. Costs incurred in connection with the initial offering were deferred and amortized over the first twelve months of operations; costs incurred in connection with Multi-Strategy Series G's subsequent registration under the 1933 Act have been deferred and were amortized over the twelve months commencing after the effective date of such registration statement.

         c. Income Taxes

         Multi-Strategy Series G operated as a partnership from inception through September 30, 2005. As of October 1, 2005, Multi-Strategy Series G became a corporation that will be taxed as a regulated investment company.

         It is Multi-Strategy Series G's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies
         (RIC) and distribute substantially all of its taxable

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

         net investment income and capital gains, if any, to shareholders each year. Therefore, no federal income or excise tax provision is typically required for Multi-Strategy Series G's financial statements. However, during fiscal 2006, the Fund incurred $14,590 of excise tax which is recognized as a component of Miscellaneous expenses. This expense was attributable to the conversion to RIC status.

         d. Cash and Cash Equivalents

         Cash and cash equivalents consist of monies invested in a PNC Bank, N.A. account that earn money market rates and are accounted for at cost plus accrued interest. On September 30, 2006 the Company had a liability of $7,186,126 in the account. This negative balance was subsequently cleared on November 2, 2006.

         e. Use of Estimates

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing Multi-Strategy Series G's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     3.  New Accounting Pronouncement

         In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Fund, and does not anticipate its impact to have a material effect on the Fund's financial statements.

     4.  Management Fee, Administrative Fee, Related Party Transactions and
         Other

         CAI, as Adviser, provides certain management and administrative services to Multi-Strategy Series G. CAI acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, CAI also provides office space and other support services. In consideration for such services, Multi-Strategy Series G will pay the Adviser a monthly management fee based on end of month Members' capital. The Adviser will pay a portion of the fee to its affiliates.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------


         Effective August 1, 2005, the Board of Directors approved a reduction in the management fee to 1.5% of net assets annually (from 2.25% annually).

         In addition, CAI allocated certain marketing fees of $15,311 to Multi-Strategy Series G during the six months ended September 30, 2006.

         Placement agents may be retained by the Company to assist in the placement of Fund Shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose shares the agent places. The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in a Series.

         Citigroup Global Markets, Inc. ("CGM"), an affiliate of CAI and a wholly owned subsidiary of Citigroup, Inc. serves as a placement agent of the Multi-Strategy Series G shares. For the six months ended September 30, 2006, CGM earned $496,650 in placement fees on Multi-Strategy Series G shares. Such fees are deducted from an investor's gross contribution amount.

         The Company has entered into agreements with third parties to act as additional placement agents for Multi-Strategy Series G shares. Placement fees may range from 0 to 3%. In addition, the Adviser, and/or its affiliates, will pay the placement agents an annual fee, payable monthly in arrears. The fee shall be paid from the Adviser's own resources (or those of its affiliates).

         Prior to October 1, 2005 Multi-Strategy Series G paid CAI a monthly fee of 0.025% (0.30% on an annualized basis) for administration based primarily upon average net assets, subject to a minimum monthly fee, and reimbursed certain expenses. CAI, as Administrator, retained PFPC Inc. ("PFPC"), an independent third party and wholly-owned subsidiary of The PNC Financial Services Group, to assist in the performance of its administrative duties. On October 1, 2005 a restructuring of this arrangement took affect. Under the new arrangement CAI and PFPC have separate agreements with the Company and act as co-administrators to the Company. CAI, as co-administrator, no longer receives a monthly fee for their administrative services to the Company. PFPC continues to provide certain accounting, record keeping, tax and investor related services. Fees for their services are charged directly to the Company.

         Each Director who is not an "interested person" of the Company, as defined by the 1940 Act, receives an annual retainer of $10,000 plus a fee per meeting of the Board of Directors of $1,000. Such Director fees are allocated to each series pro-rata, based on the relative net assets of each series. Any Director who is an "interested person" does not receive any annual or other fee from the Company. All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by Multi-Strategy Series G for the six months ended September 30, 2006 were $13,623.

         PFPC Trust Company (an affiliate of PFPC) serves as custodian of Multi-Strategy Series G's assets and provides custodial services for Multi-Strategy Series G. Fees payable to the custodian and reimbursement for certain expenses are paid by Multi-Strategy Series G.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

     5.  Securities Transactions

         The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the six months ended September 30, 2006, net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation as of September 30, 2006.

                                                      Period to Date
                                                      --------------
        Cost of purchases                             $   92,600,000
        Proceeds from sales                           $   44,829,566
        Gross unrealized appreciation                 $   33,396,074
        Gross unrealized depreciation                 $      563,409
                                                      --------------
        Net unrealized appreciation                   $   32,832,665
                                                      --------------

     6.  Contributions, Redemptions, and Allocation of Income

         Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. CAI has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for shares in Multi-Strategy Series G. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause Multi-Strategy Series G to repurchase shares from Members pursuant to written tenders by Members on such terms and conditions as it may determine. CAI expects that it typically will recommend to the Board of Directors that the Company offer to repurchase shares from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

         Net profits or net losses of Multi-Strategy Series G for each month-end will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each month in accordance with the Members' respective investment percentages for the month.

         Transactions in units were as follows for the six months ended September 30, 2006 and the years ended March 31, 2006:


                                                       September 30, 2006                March 31, 2006

Shares outstanding, beginning of year                       151,511.015                   183,915.383
Shares purchased                                             39,836.067                    19,167.859
Shares redeemed                                              (7,477.724)                  (51,572.227)
                                                ------------------------------     -----------------------------
Shares outstanding, end of year                             183,869.358                   151,511.015
                                                ==============================     =============================




     7.  Financial Instruments With Off-Balance Sheet Risk

         In the normal course of business, the Investment Funds in which Multi-Strategy Series G invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G

Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------


         and entering into equity swaps. Multi-Strategy Series G's risk of loss in these investment funds is limited to the value of its investment in such funds.

     8.  Subsequent Event

         In June 2006, the Board of Directors approved a Plan of Merger and Reorganization under which the Multi-Strategy Series M will merge into the Multi-Strategy Series G once the approval of the Members of Series M is obtained. Members of Series M will exchange their Series M shares for an equivalent value of Series G shares as of the date of the merger. The proposed merger will be accounted for as if the respective funds had pooled their assets and liabilities. Management expects that should the Members of Series M approve the merger that it will occur during the fourth quarter of 2006. As of September 30, 2006 Multi-Strategy Series M had Total Assets of $63,391,178 and Net Member's Capital of $61,234,710.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M

                               Semi-Annual Report

                               September 30, 2006

                                   (Unaudited)

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                       Statement of Assets and Liabilities
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


Assets


Cash and cash equivalents                                              $    3,193,512
Investments in investment funds, at fair value (Cost: $50,094,914)         60,181,886
Other assets                                                                   15,780
                                                                       ---------------
     Total assets                                                          63,391,178
                                                                       ---------------

Liabilities

Redemptions payable                                                         1,878,095
Management fee payable                                                         83,874
Accounts payable and accrued expenses                                         194,499
                                                                       ---------------
     Total liabilities                                                      2,156,468
                                                                       ---------------

       Members' Capital (51,907.81 units outstanding)                  $   61,234,710
                                                                       ===============

     Net Asset Value per unit                                          $     1,179.68
                                                                       ===============




The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                             Schedule of Investments
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                                       Cost     Fair Value      % of Members'
                                                                                                   Capital
     Directional Equity
       Chilton Small Cap Partners, L.P. Class A - c            $  3,620,000   $  5,416,667          8.85%
       Delta Institutional, L.P. - b                              2,290,000      4,766,680          7.78%
       North Sound Legacy Insitutional Fund, L.L.C. - b           4,500,000      5,194,359          8.48%
       Renaissance Institutional Equities Fund LP - a             6,500,000      7,971,678         13.02%

     Relative value
       CFM Ventus Fund LP - a                                  $  4,200,000      5,417,606          8.85%
       Concordia Capital, Ltd. - a                                3,300,000      3,553,417          5.80%
       Frontpoint Utility & Energy, L.P. - b                      6,295,988      6,908,840         11.28%
       Highland Opportunity Fund LP. - b                          4,000,000      4,389,816          7.17%
       Structured Service Holding LP - a                          6,000,000      6,131,080         10.01%

     Event Driven
       Canyon Value Realization Fund, L.P. - b                 $  1,300,000      1,928,502          3.16%
       CPIM Structured Credit fund 500 Inc. - a                   6,000,000      6,193,577         10.11%
       GoldenTree High Yield Partners, Ltd - b                    2,088,926      2,309,664          3.77%
                                                               -------------  ------------     ---------------
Total Investments In Investment Funds                          $ 50,094,914   $ 60,181,886         98.28%

Other Assets, less Liabilities                                                $  1,052,824          1.72%
                                                                              ------------     ---------------
Members' Capital                                                              $ 61,234,710        100.00%
                                                                              ============     ===============


Note: Investments in underlying Investment Funds are categorized by investment strategy.
a - Redemptions permitted monthly
b - Redemptions permitted quarterly
c - Redemptions permitted annually
d - Redemptions permitted semi-annually



The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                             Statement of Operations
             For the period April 1, 2006 through September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


Investment Income
    Interest                                                         $    125,312
                                                                     ------------
Total investment income                                                   125,312
                                                                     ------------

Expenses
    Management fees                                                       481,041
    Professional fees                                                     143,003
    Administration fees                                                   105,771
    Marketing fees                                                          5,267
    Custodian fees                                                          5,632
    Directors' fees and expenses                                            4,169
    Miscellaneous expenses                                                 86,976
                                                                     -------------

        Total expenses                                                    831,859
                                                                     -------------
Net investment loss                                                      (706,547)
                                                                     -------------

Realized and unrealized gain on investments:

Net realized gain on investments
Net change in unrealized appreciation on investments                      366,549
                                                                        1,327,495
                                                                     -------------
Net realized and unrealized gain on investments                         1,694,044
                                                                     -------------
Increase in members' capital derived from investment activities      $    987,497
                                                                     =============




The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                    Statement of Changes in Members' Capital

            For the period April 1, 2006 through September 30, 2006
                       and the year ended March 31, 2006

                                   (Unaudited)
--------------------------------------------------------------------------------


                                                                               Six Months Ended        Year Ended
                                                                              September 30, 2006     March 31, 2006
From investment activities                                                       (Unaudited)


  Net investment loss                                                         $       (706,547)       $     (1,709,746)
  Net realized gain on investments                                                     366,549               5,542,353
  Net change in unrealized appreciation (depreciation) on investments                1,327,495                 839,191
                                                                             ------------------       -----------------

    Increase in members' capital
    derived from investment activities                                                 987,497               4,671,798

Members' capital transactions

  Capital contributions                                                                   -                  2,515,400
  Capital withdrawals                                                               (4,566,609)            (20,374,924)
                                                                             ------------------       -----------------
    Increase (Decrease) in members' capital
    derived from capital transactions                                               (4,566,609)            (17,859,524)

    Members' capital at beginning of period                                         64,813,822              78,001,548
                                                                             ------------------       -----------------

    Members' capital at end of period (51,907.81
    and 55,804.124 units outstanding at
    September 30, 2006 and March 31, 2006
    respectively)                                                             $     61,234,710        $     64,813,822
                                                                              ==================       =================



The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                             Statement of Cash Flows
                       Six Months Ended September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------


Cash flows from operating activities
Increase in members' capital derived from investment activities                $     987,497
Adjustments to reconcile net increase in members' capital derived from investment activities to net cash used in operating activities:
    Decrease in investment funds, at fair value - net                              3,761,192
    Decrease in receivable from investment funds                                      35,972
    Decrease in other assets                                                          77,026
    Decrease in management fee payable                                                (5,115)
    Decrease in accounts payable and accrued expenses                                (49,898)
                                                                                -------------
       Net cash provided by operating activities                                   4,806,674


    Cash flows from financing activities
       Capital contributions                                                             -
       Capital withdrawals                                                        (4,571,885)
       Decrease in contributions received in advance                                     -
                                                                                -------------
    Net cash used in financing activities                                         (4,571,885)
                                                                                -------------
       Net increase in cash and cash equivalents                                     234,789

       Cash and cash equivalents at beginning of period                            2,958,723
                                                                                -------------
       Cash and cash equivalents at end of period                              $   3,193,512
                                                                               ==============

Supplmental non-cash information:

Included in capital withdrawals on the accompanying Statement of Changes in Members' Capital, is a change in redemptions payable of $5,276.






The accompanying notes are an integral part of these financial statements.

                        Citigroup Alternative Investments
        Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M
                              Financial Highlights
                                   (Unaudited)
--------------------------------------------------------------------------------
For a unit outstanding throughout the period

                                                     Six Months Ended       Year Ended
                                                    September 30, 2006    March 31, 2006



Net Asset Value, beginning of period:                $       1,161.45     $      1,086.90
                                                     =================    ================

    Income from investment operations***:
    Net investment loss                                        (12.92)             (26.96)
    Net realized and unrealized gain on investments             31.15              101.51
                                                     -----------------    ----------------
    Total from investment operations                            18.23               74.55
                                                     -----------------    ----------------

Net Asset Value, end of period:                      $       1,179.68      $     1,161.45
                                                     =================    ================

Total Return                                                     1.57% **             6.86% **

Ratios/Supplemental Data:
Net assets, end of period                            $      61,234,710     $     64,813,822
                                                     =================     ================
Portfolio turnover                                              55.09% *              84.97%
Ratio of expenses to average net assets                          2.60% *               2.68%
Ratio of net investment loss to average net assets              (2.21%) *             (2.43%)

*    Annualized.
** Total return for a period of less than a full year is not annualized.
*** Per unit data for income from investment operations is computed using the total of monthly income and expense divided by beginning of month units.


The above ratios may vary for individual investors based on the timing of capital transactions during the period.




The accompanying notes are an integral part of these financial statements.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006
--------------------------------------------------------------------------------

     1.  Organization

         Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Company" or "Fund") was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 ("1933 Act"). The Company consists of two separate series, Multi-Strategy Series M and Multi-Strategy Series G (each a "Series"). The financial statements included herein are for Multi-Strategy Series M. The investment objective of Multi-Strategy Series M is to achieve capital appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of Multi-Strategy Series M can be described as a fund of hedge funds.

         Shares of Multi-Strategy Series M are sold to eligible investors (referred to as "Members"). The minimum initial investment in Multi-Strategy Series M from each Member is $25,000 (and was $50,000 from January 1, 2003 to November 1, 2003); the minimum additional investment is $10,000.

         Citigroup Alternative Investments LLC ("CAI", or the "Adviser"), a Delaware limited liability company and indirect, wholly owned subsidiary of Citigroup Inc., serves as Multi-Strategy Series M's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of Multi-Strategy Series M's assets to various Investment Funds. Under Multi-Strategy Series M's governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of Multi-Strategy Series M to the Board of Directors.

     2.  Significant Accounting Policies

         Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Multi-Strategy Series M values these investments at fair value based on financial data supplied by the Investment Funds.

         a.  Portfolio Valuation

         The net asset value of Multi-Strategy Series M is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

         Multi-Strategy Series M's investments in Investment Funds are carried at fair value as determined by Multi-Strategy Series M's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets will charge Multi-Strategy Series M, as investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually.

         As a general matter, the fair value of Multi-Strategy Series M's investment in an Investment Fund represents the amount that Multi-Strategy Series M can reasonably expect to receive from an Investment Fund if Multi-Strategy Series M's investment were redeemed at the time of valuation, based on information available at the time. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Member's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. Multi-Strategy Series M does not factor into its valuation a liquidity discount on any Investment Funds held. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

         b.  Fund Expenses

         Multi-Strategy Series M bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for Multi-Strategy Series M's account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors. Costs incurred in connection with the initial offering were deferred and amortized over the first twelve months of operations; costs incurred in connection with Multi-Strategy Series M's subsequent registration under the 1933 Act have been deferred and were amortized over the twelve months commencing after the effective date of such registration statement.

         c.  Income Taxes

         Multi-Strategy Series M operated as a partnership from inception through September 30, 2005. As of October 1, 2005, Multi-Strategy Series M became a corporation that will be taxed as a regulated investment company.

         It is Multi-Strategy Series M's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies
         (RIC) and distribute substantially all of its taxable

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

         net investment income and capital gains, if any, to shareholders each year. Therefore, no federal income or excise tax provision is typically required for Multi-Strategy Series M's financial statements. However, during fiscal 2006, the Fund incurred $1,714 of excise tax which is recognized as a component of Miscellaneous expenses. This expense was attributable to the conversion to RIC status.

         d.  Cash and Cash Equivalents

         Cash and cash equivalents consist of monies invested in a PNC Bank, N.A. account that earn money market rates and are accounted for at cost plus accrued interest.

         e.  Use of Estimates

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing Multi-Strategy Series M's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     3.  New Accounting Pronouncement

         In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Fund, and does not anticipate its impact to have a material effect on the Fund's financial statements.

     4.  Management Fee, Administrative Fee, Related Party Transactions and
         Other

         CAI, as Adviser, provides certain management and administrative services to Multi-Strategy Series M. CAI acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, CAI also provides office space and other support services. In consideration for such services, Multi-Strategy Series M will pay the Adviser a monthly management fee based on end of month Members' capital. The Adviser will pay a portion of the fee to its affiliates.

         Effective August 1, 2005, the Board of Directors approved a reduction in the management fee to 1.5% of net assets annually (from 2.00% annually).

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------


         In addition, CAI allocated certain marketing fees of $5,267 to Multi-Strategy Series M during the six months ended September 30, 2006.

         Placement agents may be retained by the Company to assist in the placement of Fund shares. A placement agent will generally be entitled to receive a fee from each investor in the Company whose shares the agent places. The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in a Series.

         Citigroup Global Markets, Inc. ("CGM"), an affiliate of CAI and a wholly owned subsidiary of Citigroup, Inc. serves as a placement agent of the Multi-Strategy Series M shares. For the six months ended September 30, 2006, CGM earned $0 in placement fees on Multi-Strategy Series M shares. Such fees are deducted from an investor's gross contribution amount.

         The Company has entered into agreements with third parties to act as additional placement agents for Multi-Strategy Series M shares. Placement fees may range from 0 to 3%. In addition, the Adviser, and/or its affiliates, will pay the placement agents an annual fee, payable monthly in arrears. The fee shall be paid from the Adviser's own resources (or those of its affiliates).

         Prior to October 1, 2005 Multi-Strategy Series M paid CAI a monthly fee of 0.025% (0.30% on an annualized basis) for administration based primarily upon average net assets, subject to a minimum monthly fee, and reimbursed certain expenses. CAI, as Administrator, retained PFPC Inc. ("PFPC"), an independent third party and wholly-owned subsidiary of The PNC Financial Services Group, to assist in the performance of its administrative duties. On October 1, 2005 a restructuring of this arrangement took affect. Under the new arrangement CAI and PFPC have separate agreements with the Company and act as co-administrators to the Company. CAI, as co-administrator, no longer receives a monthly fee for their administrative services to the Company. PFPC continues to provide certain accounting, record keeping, tax and investor related services. Fees for their services are charged directly to the Company.

         Each Director who is not an "interested person" of the Company, as defined by the 1940 Act, receives an annual retainer of $10,000 plus a fee per meeting of the Board of Directors of $1,000. Such Director fees are allocated to each series pro-rata, based on the relative net assets of each series. Any Director who is an "interested person" does not receive any annual or other fee from the Company. All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by Multi-Strategy Series M for the six months ended September 30, 2006 were $4,169.

         PFPC Trust Company (an affiliate of PFPC) serves as custodian of Multi-Strategy Series M's assets and provides custodial services for Multi-Strategy Series M. Fees payable to the custodian and reimbursement for certain expenses are paid by Multi-Strategy Series M.

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

     5.  Securities Transactions

         The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the six months ended September 30, 2006, and net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation as of September 30, 2006.

                                                          Period to Date
                                                          --------------
         Cost of purchases                                 $ 16,000,000
         Proceeds from sales                               $ 21,455,237
         Gross unrealized appreciation                     $ 10,086,972
         Gross unrealized depreciation                     $      -
                                                           ------------
         Net unrealized appreciation                       $ 10,086,972
                                                           ------------

      6. Contributions, Redemptions, and Allocation of Income

         Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. CAI has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for shares in Multi-Strategy Series M. The Board of Directors from time to time and in its complete and exclusive discretion may determine to cause Multi-Strategy Series M to repurchase shares from Members pursuant to written tenders by Members on such terms and conditions as it may determine. CAI expects that it typically will recommend to the Board of Directors that the Company offer to repurchase shares from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

         Net profits or net losses of Multi-Strategy Series M for each month-end will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each month in accordance with the Members' respective investment percentages for the month.

         Transactions in units were as follows for the six months ended September 30, 2006 and the years ended March 31, 2006:

                                                   September 30,2006       March 31, 2006
                                                   -----------------       --------------
          Shares outstanding, beginning of year       55,804.124              71,765.186
          Shares purchased                                     -               2,274.891
          Shares redeemed                             (3,896.314)            (18,235.953)
                                                   -----------------       ---------------
          Shares outstanding, end of year             51,907.810              55,804.124
                                                   =================       ===============


      7. Financial Instruments With Off-Balance Sheet Risk

         In the normal course of business, the Investment Funds in which Multi-Strategy Series M invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. Multi-Strategy Series M's risk of loss in these investment funds is

Citigroup Alternative Investments
Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series M


Notes to Financial Statements - September 30, 2006 (continued)
--------------------------------------------------------------------------------

         limited to the value of its investment in such funds.


      8. Subsequent Event

         In June 2006, the Board of Directors approved a Plan of Merger and Reorganization under which the Multi-Strategy Series M will merge into the Multi-Strategy Series G once the approval of the Members of Series M is obtained. Members of Series M will exchange their Series M shares for an equivalent value of Series G shares as of the date of the merger. The proposed merger will be accounted for as if the respective funds had pooled their assets and liabilities. Management expects that should the Members of Series M approve the merger that it will occur during the fourth quarter of 2006. As of September 30, 2006 Multi-Strategy Series G had Total Assets of $232,367,226 and Net Member's Capital of $226,408,450.